EXHIBIT 10(B)


                                 SHEA & GARDNER
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                 (202) 828-2000
                              Fax: (202) 828-2195



                                 April 30, 2002



Board of Directors
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102


Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the State of Additional Information filed as part of Post-Effective Amendment No. 8 to the registration statement on Form N-4 for The Prudential Discovery Premier Group Variable Contract Account (File No. 333-23271). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                          Very truly yours,

                                          SHEA & GARDNER


                                          By: /s/ CHRISTOPHER E. PALMER
                                              --------------------------------
                                                  Christopher E. Palmer